The New World Power Corporation Certification under
               Section 906 of the Sarbanes/Oxley Act- Filed as an
             exhibit to 10-QSB for the Quarter Ended June 30, 2002

                                                                   EXHIBIT 99.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of The New World Power Corporation (the "Company") On Form 10-QSB for the period ending June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof ("Report"), I, John D. Kuhns, Chief Executive and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

         (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

John D. Kuhns

Chairman of the Board of Directors and Chief Financial Officer
August 19, 2002